EX-99.4h

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

ENDORSEMENT APPLICABLE TO CONTRACT CONTINUATION AND ITS EFFECT

ON AN OPTIONAL BENEFIT RIDER

This Endorsement is part of your Contract and its provisions apply in lieu of any Contract provisions to the contrary. All other terms and conditions of your Contract remain unchanged. In this Endorsement, “we”, “our” and “us” mean Equitable Financial Life Insurance Company of America and “you” and “your” mean the Owner.

The Effective Date of this Endorsement is your Contract Date.

Under any of the following circumstances, if you die before the Maturity Date, the Death Benefit described in Section [6.02] of the Contract, if applicable, will not be paid in a single sum and the Contract will continue as described in the “Payment Upon Death Section” [, subsections [(1)] through [(4)]] in the Endorsement Applicable to [Non-Qualified] Contracts, and as supplemented herein in Sections I through [V] below, whichever is applicable.

[Applicable to NQ Contracts only:]

[I.        Single Owner Contract with a Non-Spousal Beneficiary(ies)

[Effect of Death on Any Optional Death Benefit Rider(s)

If the Beneficiary chooses to continue the Contract upon death of the Owner as described in the Endorsement Applicable to the Non-Qualified Contracts, the GMDB Rider terminates and any applicable charge will no longer apply as of the Payment Transaction Date.]

[Effect of Death on the Guaranteed Minimum Income Benefit (“GMIB”) Rider

If the Beneficiary chooses to continue the Contract upon death of the Owner as described in the Endorsement Applicable to the Non-Qualified Contracts, the GMIB Rider terminates and any applicable charge will no longer apply as of the Payment Transaction Date.]                ]

ICC20CCOBR-RC-Z

[II.]    Single Owner Contract with a Sole Spousal Beneficiary as a Successor Owner Annuitant (“SOA”)

[Effect of Death on the [“Greater of” Death Benefit] Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [“Greater of” Death Benefit] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [65] or younger, but not younger than age [50] as of the Owner’s date of death;
(c)	The PBA had been funded prior to the Owner’s date of death; and
(d)	The GMIB Rider remains in effect. (See the GMIB Rider section below.)

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)

The Rollup Benefit Base will continue to rollup until the GMDB Rollup Period End Date, in accordance with the following rules: The Rollup Benefit Base will continue to rollup until the earlier of (a) the date the GMDB Maximum Rollup Period ends and (b) the Contract Date Anniversary following the surviving spouse’s [80th] birthday. If the GMDB Rollup Period End Date had occurred prior to the Owner’s death due to the Owner having reached the Contract Date Anniversary after he/she turned age [80], but the last day of the GMDB Maximum Rollup Period has not been reached, then the Rollup Benefit Base will resume rolling up as described in the prior sentence. The GMDB Maximum Rollup Period does not reset.

2)

The Rollup Benefit Base reset feature will remain eligible for resets until the Contract Date Anniversary following the surviving spouse’s [80th] birthday. The next available reset will be based on the Contract Date Anniversary.

3)

The HAV Benefit Base ratcheting will continue until the Contract Date Anniversary following the surviving spouse’s [80th] birthday. If the HAV Benefit Base stopped ratcheting due to the deceased Owner attaining age [80], we will reinstate the ratcheting if the surviving spouse is age [65] or younger through the Contract Date Anniversary following the surviving spouse’s [80th] birthday.

4)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [70], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers regardless of whether the surviving spouse is age eligible. Additional Contributions to the Investment Account and PBA are not permitted.

If the PBA had not been funded and the surviving spouse is age eligible to continue the Contract as of the Owner’s date of death, then the following rules apply as of such date: (a) all optional benefits, including any applicable charges, will be terminated, (b) the PBA will be terminated under the Contract, and (c) the Contract will continue with the IA Variable Investment Options only. Any amounts allocated to the PBA after the Owner’s date of death will be transferred into the IA Variable Investment Options and the PBA will no longer be available under the Contract.

If the surviving spouse is age [66] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	2

[Applicable to Contracts with the [Highest Anniversary Value Death Benefit] (“[HAV DB]”) Rider only (without GMIB) in effect on the Owner’s date of death:

Effect of Death on the HAV DB Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [HAV DB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner; and
(b)	The surviving spouse is age [75] or younger as of the Owner’s date of death.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The HAV Benefit Base will continue to grow according to its terms and conditions until the Contract Date Anniversary following the surviving spouse’s [85th] birthday.
2)

If the HAV Benefit Base stopped ratcheting due to the deceased Owner attaining age [85], we will reinstate the ratcheting if the surviving spouse is age [75] or younger through the Contract Date Anniversary following the surviving spouse’s [85th] birthday.

3)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

4)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

5)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.

If the surviving spouse is age [76] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	3

[Applicable to Contracts with both the HAV DB Rider and GMIB Rider in effect on the Owner’s date of death:

Effect of Death on the HAV Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [HAV DB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [75] or younger as of the Owner’s date of death;
(c)	The PBA had been funded prior to the Owner’s date of death; and
(d)	The GMIB Rider remains in effect. (See the GMIB Rider section below.)

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The HAV Benefit Base will continue to grow according to its terms and conditions until the Contract Date Anniversary following the surviving spouse’s [85th] birthday.
2)

If the HAV Benefit Base stopped ratcheting due to the deceased Owner attaining age [85], we will reinstate the ratcheting if the surviving spouse is age [75] or younger through the Contract Date Anniversary following the surviving spouse’s [85th] birthday.

3)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers regardless of whether the surviving spouse is age eligible. Additional Contributions to the Investment Account and PBA are not permitted.

If the PBA had not been funded and the surviving spouse is age eligible to continue the Contract as of the Owner’s date of death, then the following rules apply as of such date: (a) all optional benefits, including any applicable charges, will be terminated, (b) the PBA will be terminated under the Contract, and (c) the Contract will continue with the IA Variable Investment Options only. Any amounts allocated to the PBA after the Owner’s date of death will be transferred into the IA Variable Investment Options and the PBA will no longer be available under the Contract.

If the surviving spouse is age [76] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	4

[Applicable to Contracts with the [Return of Principal Death Benefit] (“[ROP DB]”) Rider only (without GMIB) in effect on the Owner’s date of death:

Effect of Death on the ROP DB Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [“ROP DB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner; and
(b)	The surviving spouse is age [85] or younger as of the Owner’s date of death.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death, unless otherwise stated:

1)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

2)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

3)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.

If the surviving spouse is age [86] or older as of the Owner’s date of death, both the Contract and Rider terminate, and any applicable charge will no longer apply as of the Owner’s date of death. ]

ICC20CCOBR-RC-Z	5

[Applicable to Contracts with both the ROP DB Rider and GMIB Rider in effect on the Owner’s date of death:

[Effect of Death on the ROP DB Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [“ROP DB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [85] or younger as of the Owner’s date of death;
(c)	The PBA had been funded prior to the Owner’s date of the death; and
(d)	The GMIB Rider remains in effect. (See the GMIB Rider section below.)

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers regardless of whether the surviving spouse is age eligible. Additional Contributions to the Investment Account and PBA are not permitted.

If the PBA had not been funded and the surviving spouse is age eligible to continue the Contract as of the Owner’s date of death, then the following rules apply as of such date: (a) all optional benefits, including any applicable charges, will be terminated, (b) the PBA will be terminated under the Contract, and (c) the Contract will continue with the IA Variable Investment Options only. Any amounts allocated to the PBA after the Owner’s date of death will be transferred into the IA Variable Investment Options and the PBA will no longer be available under the Contract.

If the surviving spouse is age [86] or older as of the Owner’s date of death, both the Contract and Rider terminate, and any applicable charge will no longer apply as of the Owner’s date of death.]

ICC20CCOBR-RC-Z	6

[Applicable to Traditional & SEP IRA Contracts only:]

[Effect of Death on the [RMD Wealth Guard] Guaranteed Minimum Death Benefit (“GMDB”) Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the [RMD Wealth Guard] GMDB Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner; and
(b)	The surviving spouse is age [68] or younger as of the Owner’s date of death.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The [RMD Wealth Guard] GMDB will continue to grow according to its terms and conditions until the Contract Date Anniversary following the surviving spouse’s [85th] birthday.
2)

The GMDB Benefit Base reset feature will be based on the surviving spouse’s age [85]. The next available reset will be based on the Contract Date Anniversary or last reset, as applicable. If resets had stopped under the Rider due to the deceased Owner reaching age [85] or the first RMD withdrawal was taken from the PBA, resets will be reinstated if the surviving spouse is eligible.

3)	The surviving spouse is subject to Required Minimum Distribution rules based on the surviving spouse’s date of birth.
4)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [68], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

5)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [68], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

6)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.

If the surviving spouse is age [69] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	7

[Effect of Death on the Guaranteed Minimum Income Benefit (“GMIB”) Rider

If the surviving spouse chooses to continue the Contract upon the death of the Owner, the surviving spouse may continue the Contract with the GMIB Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner,
(b)	The surviving spouse is age [50] through [85] as of the Owner’s date of death; and
(c)	The PBA had been funded prior to the Owner’s date of death.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The age and Contract Date Anniversary limitations applicable to exercise of GMIB are based on (i) the surviving spouse’s age at the Owner’s date of death and (ii) the PBA First Funding Date.
2)

The GMIB Benefit Base will continue to rollup until the GMIB Rollup Period End Date, in accordance with the following rules: The GMIB Benefit Base will continue to rollup until the earlier of (a) the date the GMIB Maximum Rollup Period ends and (b) the Contract Date Anniversary following the surviving spouse’s [95th] birthday. However, if the GMIB Rollup Period End Date had occurred prior the Owner’s death, the GMIB Benefit Base will not continue to rollup. The GMIB Maximum Rollup Period does not reset.

3)

The GMIB Benefit Base reset feature will remain eligible for resets until the Contract Date Anniversary following the surviving spouse’s [95th] birthday. The next available reset will be based on the Contract Date Anniversary.

4)	The GMIB waiting period will be measured from the PBA First Funding Date, or [10] years from the last GMIB Benefit Base reset.
5)

If the surviving spouse is between ages [45] through [49], the earliest opportunity to exercise the GMIB will be within [30] days of the later of (a) the Contract Date Anniversary after reaching age [60], or (b) the [10th] Contract Date Anniversary following the most recent GMIB Benefit Base reset.

[6)]

If the surviving spouse is between ages [50] through [85], the earliest opportunity to exercise the GMIB will be within [30] days of the later of (a) the [10th] Contract Date Anniversary following the date the PBA was first funded or (b) the [10th] Contract Date Anniversary following the most recent GMIB Benefit Base reset.

[7)]	If the surviving spouse exercises the GMIB, the joint life annuity payout option will apply. The GMIB Rider will terminate upon exercise of the GMIB.
[8)]

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [70/80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers regardless of whether the surviving spouse is age eligible. Additional Contributions to the Investment Account and PBA are not permitted.

If the PBA had not been funded and the surviving spouse is age eligible to continue the Contract as of the Owner’s date of death, then the following rules apply as of such date: (a) all optional benefits, including any applicable charges, will be terminated, (b) the PBA will be terminated under the Contract, and (c) the Contract will continue with the IA Variable Investment Options only. Any amounts allocated to the PBA after the Owner’s date of death will be transferred into the IA Variable Investment Options and the PBA will no longer be available under the Contract.

If the surviving spouse is under age [50] as of the Owner’s date of death, the Rider terminates, and any applicable charge will no longer apply as of the Owner’s date of death.

If the surviving spouse is age [86] or older as of the Owner’s date of death, both the Contract and Rider terminate, and any applicable charge will no longer apply as of the Owner’s date of death. The surviving spouse will be given a one-time option within the first [twelve] months following the Owner’s date of death to exercise the GMIB. If the surviving spouse exercises the GMIB, the joint life annuity payout option will apply.]

ICC20CCOBR-RC-Z	8

[III.]    Joint Owner Contract - Spousal Continuation

(A) Older Spouse Dies First

[Effect of Death on the “Greater of” Death Benefit Rider

If the younger surviving spouse chooses to continue the Contract upon the death of the older Owner, the surviving spouse may continue the Contract with the [“Greater of” Death Benefit] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [65] or younger as of the Owner’s date of death; and
(c)	The GMIB Rider remains in effect. (See the GMIB Rider section below.)

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)

The Rollup Benefit Base will continue to rollup until the Rollup Period End Date, in accordance with the following rules: The Rollup Benefit Base will continue to rollup until the earlier of (a) the date the GMDB Maximum Rollup Period ends and (b) the Contract Date Anniversary following the surviving spouse’s [80th] birthday. If the GMDB Rollup Period End Date had occurred prior to the Owner’s death due to the Owner having reached the Contract Date Anniversary after he/she turned age [80], but the last day of the GMDB Maximum Rollup Period has not been reached, then the Rollup Benefit Base will resume rolling up as described in the prior sentence. The GMDB Maximum Rollup Period does not reset.

2)

The Rollup Benefit Base reset feature will remain eligible for resets until the Contract Date Anniversary following the surviving spouse’s [80th] birthday. The next available reset will be based on the Contract Date Anniversary.

3)

The HAV Benefit Base ratcheting will continue until the Contract Date Anniversary following the surviving spouse’s [80th] birthday. If the HAV Benefit Base stopped ratcheting due to the deceased Owner attaining age [80], we will reinstate the ratcheting if the surviving spouse is age [65] or younger through the Contract Date Anniversary following the surviving spouse’s [80th] birthday.

4)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [70], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

5)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [70], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

6)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.

If the surviving spouse is age [66] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	9

[Effect of Death on the Highest Anniversary (“HAV”) Guaranteed Minimum Death Benefit (“GMDB”) Rider

If the younger surviving spouse chooses to continue the Contract upon the death of the older Owner, the surviving spouse may continue the Contract with the [HAV GMDB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [75] or younger as of the Owner’s date of death [Applicable to Contracts issued with both HAV & GMIB only:] [; and
(c)	The GMIB Rider remains in effect. (See the GMIB Rider section below.)]

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The HAV Benefit Base will continue to grow according to its terms and conditions until the Contract Date Anniversary following the surviving spouse’s [85th] birthday.
2)

If the HAV Benefit Base stopped ratcheting due to the deceased Owner attaining age [85], we will reinstate the ratcheting if the surviving spouse is age [75] or younger through the Contract Date Anniversary following the surviving spouse’s [85th] birthday.

3)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

4)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

5)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.

If the surviving spouse is age [76] or older as of the Owner’s date of death, the Rider terminates. See the “Appendix I” regarding the effect of termination of the Rider later in this Endorsement.]

ICC20CCOBR-RC-Z	10

[Effect of Death on the [Return of Principal Death Benefit] (“ROP DB”) Rider

If the younger surviving spouse chooses to continue the Contract upon the death of the older Owner, the surviving spouse may continue the Contract with the [ROP DB] Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [95] or younger as of the Owner’s date of death.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death, unless otherwise stated:

1)

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

2)

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

3)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.
4)	All withdrawals, including RMDs will reduce the GMDB pro-rata.]

ICC20CCOBR-RC-Z	11

[Effect of Death on the Guaranteed Minimum Income Benefit (“GMIB”) Rider

If the younger surviving spouse chooses to continue the Contract upon the death of the older Owner, the surviving spouse may continue the Contract with the GMIB Rider if:

(a)	Spousal continuation of the Contract was not previously elected by the spouse of an Owner;
(b)	The surviving spouse is age [94] or younger as of the Contract Date Anniversary prior to the Owner’s date of death and will not attain age [95] prior to the end of the GMIB exercise waiting period.

If the surviving spouse meets all the conditions set forth above, the following rules apply as of the Owner’s date of death:

1)	The age and Contract Date Anniversary limitations applicable to exercise of GMIB are based on (i) the surviving spouse’s age as of the Owner’s date of death and (ii) the PBA First Funding Date.
2)

The GMIB Benefit Base will continue to rollup until the GMIB Rollup Period End Date, in accordance with the following rules: The GMIB Benefit Base will continue to rollup until the earlier of (a) the date the GMIB Maximum Rollup Period ends and (b) the Contract Date Anniversary following the surviving spouse’s [95th] birthday. However, if the GMIB Rollup Period End Date had occurred prior to the Owner’s death, the GMIB Benefit Base will not continue to rollup. The GMIB Maximum Rollup Period does not reset.

3)

The GMIB Benefit Base reset feature will remain eligible for resets until the Contract Date Anniversary following the surviving spouse’s [95th] birthday. The next available reset will be based on the Contract Date Anniversary.

4)	The GMIB waiting period will be measured from the PBA First Funding Date, or [10] years from the last GMIB Benefit Base reset.
5)

If the surviving spouse is between ages [45] through [49], the earliest opportunity to exercise the GMIB will be within [30] days of the later of (a) the [10th] Contract Date Anniversary following the date the PBA was first funded or the Contract Date Anniversary after reaching age [60], whichever is later or (b) the [10th] Contract Date Anniversary following the most recent GMIB Benefit Base reset.

[6)]

If the surviving spouse is between ages [50] through [95], the earliest opportunity to exercise the GMIB will be within [30] days of the later of (a) the [10th] Contract Date Anniversary following the date the PBA was first funded or (b) the [10th] Contract Date Anniversary following the most recent GMIB Benefit Base reset. However, GMIB may not be exercised later than [30] days after the Contract Date Anniversary following the surviving spouse’s [95th] birthday

[7)]	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.
[8)]

The surviving spouse can make Contributions to the Investment Account and PBA through the surviving spouse’s age [70/80], or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the surviving spouse will not be able to make Contributions into the PBA regardless of whether the surviving spouse is age eligible.

[9)]

The surviving spouse can make transfers from the Investment Account to the PBA through the surviving spouse’s age [70/80], or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the surviving spouse will not be able to make transfers into the PBA regardless of whether the surviving spouse is age eligible.

If the surviving spouse does not meet all the conditions set forth above, the Rider terminates.]

ICC20CCOBR-RC-Z	12

ICC20CCOBR-RC-Z	13

(B) Younger Spouse Dies First

[Effect of Death on Any Optional Death Benefit Rider(s)

If the surviving older spouse chooses to continue the Contract upon the death of the younger Owner, the following rules apply as of the Owner’s date of death:

1)	The GMDB Rider will continue to be based on the older spouse’s age for the life of the Contract. The terms and conditions of the GMDB Rider remain unchanged.
2)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.]

[Effect of Death on the Guaranteed Minimum Income Benefit (“GMIB”) Rider

If the surviving older spouse chooses to continue the Contract upon the death of the younger Owner, the following rules apply as of the Owner’s date of death:

1)	The GMIB Rider will continue to be based on the older spouse’s age for the life of the Contract. The terms and conditions of the GMIB Rider remain unchanged.
2)	If the PBA had not been funded prior to the Owner’s date of death, the surviving spouse can fund the PBA if he/she is age eligible.]

ICC20CCOBR-RC-Z	14

[IV.]     Joint Owner Contract - Non-Spousal Contract Continuation

Reference in this section to the “Five Year Rule” applies to the Five Year Rule as described in Part [4] of the Endorsement Applicable to the Non-Qualified Contracts under “OWNER DEATH DISTRIBUTION RULES UNDER SECTION 72(S) OF THE CODE – Overview,” and not the Five Year Rule as described under item [5] of such Endorsement (“NQ Beneficiary Continuation Option”) in subsection ([viii]).

[Effect of Death on Any Optional Death Benefit Rider(s)

A)

If the older Owner dies first and the Contract is continued under the “Five Year Rule,” described in Part [4] of the Endorsement Applicable to Non-Qualified Contracts, the GMDB Rider terminates and any applicable charge will no longer apply as of the Payment Transaction Date.

B)

If the younger Owner dies first and the Contract is continued under the “Five Year Rule,” described in Part [4] of the Endorsement Applicable to Non-Qualified Contracts, the GMDB Rider remains in effect.]

[Effect of Death on the Guaranteed Minimum Income Benefit (“GMIB”) Rider

A)

If the older Owner dies first and the Contract is continued under the “Five Year Rule,” described in Part [4] of the Endorsement Applicable to Non-Qualified Contracts, the GMIB Rider terminates and any applicable charge will no longer apply as of the Payment Transaction Date.

B)

If the younger Owner dies first and the Contract is continued under the “Five Year Rule” described in Part [4] of the Endorsement Applicable to Non-Qualified Contracts, the following rules apply as of the Payment Transaction Date:

1)	If the earliest GMIB Exercise Date is after the end of the period described in the “Five Year Rule,” the GMIB Rider terminates and any applicable charge will no longer apply.
2)	If the earliest GMIB Exercise Date is before the end of the 5-year period, the GMIB Rider and its charge will continue.]

ICC20CCOBR-RC-Z	15

[V.]     Effect of Divorce on the Guaranteed Optional Riders

If 100% of your Contract is awarded to the ex-spouse in a divorce decree, the following applies, as applicable:

Single Owned Contract Awarded to the Ex-Spouse [or Joint Owned Contract Awarded to the Younger Ex-Spouse]

If 100% of your Contract is awarded to your [(i)] ex-spouse of a single owned Contract [or (ii) younger ex-spouse of a joint owned Contract] as the result of a divorce decree, the ex-spouse becomes the new Contract Owner and Annuitant.

As of the divorce decree processing transaction date, if your Contract has the GMIB Rider in effect and the PBA had been funded prior to the date of the divorce decree or if your Contract only has a GMDB Rider in effect regardless of whether the PBA has been funded, the age-related rules associated with continuing any guaranteed benefits under the Contract will be determined by the age of the ex-spouse as of the divorce decree processing transaction date. The “Divorce Decree Processing Transaction Date” is the Business Day we receive at the Processing Office the divorce decree (“Court Order”) and any other information we may require in good order. Then, the following rules apply:

1)

If the ex-spouse is age [50]–[85] and the GMIB Rider was elected, the GMIB Rider will continue as long as the time for exercising the GMIB under the Contract has not yet passed. The GMIB Benefit Base will continue to rollup until the GMIB Rollup Period End Date, in accordance with the following rules: The GMIB Benefit Base will continue to rollup until the earlier of (a) the date the GMIB Maximum Rollup Period ends and (b) the Contract Date Anniversary following the ex-spouse’s [95th] birthday. However, if the GMIB Rollup Period End Date had occurred prior to the Divorce Decree Processing Transaction Date, the GMIB Benefit Base will not continue to rollup. The GMIB Maximum Rollup Period does not reset. The GMIB Benefit Base reset feature will remain eligible for resets until the Contract Date Anniversary following the ex-spouse’s [95th] birthday. The next available reset will be based on the Contract Date Anniversary.

2)

If the ex-spouse is age [86] or older and not eligible to continue the GMIB Rider, the benefit and associated charge will end on the Divorce Decree Processing Transaction Date. However, the ex-spouse will be given a one-time opportunity within the first [twelve] months following the Divorce Decree Processing Transaction Date to exercise the GMIB after providing us with the Court Order and any other information we may require.

3)	If the ex-spouse elects to exercise the GMIB, we will always apply joint life payout factors in calculating the periodic payments.
4)

If the ex-spouse is age [65] or younger and “Greater of” Death Benefit Rider was elected, it will remain in effect. The GMDB Maximum Rollup Period does not reset, but we will use the date on which the ex-spouse turns [80] in determining the GMDB Roll-up Period End Date. Furthermore, if the GMDB Rollup Period End Date had occurred prior to the date of the divorce decree due to you having reached age [80], but the last day of the GMDB Maximum Rollup Period had not been reached and the ex-spouse is younger than age [80], the Rollup Benefit Base will resume rolling up until the earlier of (a) the last date of the GMDB Maximum Roll-up period and (b) the Contract Date Anniversary following the ex-spouse’s [80th] birthday.

[5)]	If the ex-spouse is age [75] or younger and the HAV GMDB was elected, it will remain in effect and will continue based on the ex-spouse’s age.
[6)]	If the ex-spouse is age [80] or younger and the ROP GMDB was elected, it will remain in effect and will continue based on the ex-spouse’s age.

ICC20CCOBR-RC-Z	16

7)

[Applicable to Traditional & SEP IRA Contracts Only][If the ex-spouse is age [68] or younger and the [RMD Wealth Guard] GMDB was elected, it will remain in effect. The applicable fee will be determined by the age of the ex-spouse on the Divorce Decree Processing Transaction Date. [RMD Wealth Guard] GMDB Benefit Base resets will continue until the earlier of (a) the first Contract Date Anniversary following the first RMD withdrawal from the PBA or (b) the Contract Date Anniversary after the ex-spouse’s [85th] birthday. If resets had previously ended due to the deceased Owner reaching age [85] or having taken a first RMD withdrawal from the PBA, we will reinstate resets if the ex-spouse is eligible.]

[8)]

If the ex-spouse is age [85] or younger and not eligible to continue the GMDB under the Contract, the benefit and associated charge will end on the Divorce Decree Processing Transaction Date. (Additional rules pertaining to the GMDB Rider termination for this scenario are described in Appendix I at the end of this Endorsement.) The GMDB Benefit Base will no longer increase regardless of whether the AAV is higher. The GMDB Benefit Base amount is recharacterized as an ROP GMDB and becomes effective on the Contract. The initial value of the ROP GMDB will be based on the value of the GMDB Benefit Base on the Divorce Decree Processing Transaction Date. The ROP GMDB Benefit Base will be subject to adjustment for future transfers and withdrawals.

9)	For Contracts with the GMIB Rider in effect, the following rules apply:

The ex-spouse can make transfers from the Investment Account to the PBA through the ex-spouse’s maximum transfer age, or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the ex-spouse will not be able to make transfers regardless of whether the ex-spouse is age eligible. Additional Contributions to the Investment Account and PBA are not permitted.

[10)]	For Contracts without the GMIB Rider in effect, the following rules apply:
a)

The ex-spouse can make Contributions to the Investment Account and PBA through the ex-spouse’s maximum Contribution age, or if later, the first Contract Date Anniversary. However, if Contributions were no longer allowed under the original Contract, due to a withdrawal made from the PBA, then the ex-spouse will not be able to make Contributions into the PBA regardless of whether the ex-spouse is age eligible.

b)

The ex-spouse can make transfers from the Investment Account to the PBA through the ex-spouse’s maximum transfer age, or if later, the first Contract Date Anniversary. However, if transfers were no longer allowed under the original Contract, due to a Contribution made to the Investment Account after taking a withdrawal from the PBA, then the ex-spouse will not be able to make transfers into the PBA regardless of whether the ex-spouse is age eligible.

c)	If the PBA had not been funded prior to the Divorce Decree Processing Transaction Date, the ex-spouse can fund the PBA if he/she is age eligible.

If your Contract has the GMIB Rider in effect and the PBA had not been funded prior to the Divorce Decree Processing Transaction Date, all guaranteed benefits terminate. If the PBA was funded after the date of the divorce decree but prior to the Divorce Decree Processing Transaction Date, we will transfer the PBA funds to the Investment Account, the PBA will be discontinued, and all guaranteed benefits will be terminated.

[Joint Owned Contract Awarded to the Older Ex-Spouse

If 100% of your Contract is awarded to the older ex-spouse as the result of a divorce decree and the Contract was jointly owned, the Contract continues under its existing terms and the ex-spouse becomes the single Owner and Annuitant of the Contract.]

ICC20CCOBR-RC-Z	17

Appendix I

Effect of Termination of the GMDB Riders

If your Contract has:	And your surviving spouse is age eligible to continue the Contract but is not age eligible to continue the GMDB (as applicable), then:	And subsequently, the following rules apply as of the Owner’s date of death, unless otherwise stated:
◾ GMIB and “Greater of” DB	“Greater of” DB terminates (GMIB continues, if eligible)

◾  The “Greater of” GMDB Benefit Base no longer increases regardless of whether the AAV is higher.

◾  The “Greater of” GMDB Benefit Base amount is recharacterized as an ROP GMDB and becomes effective on the Contract. The initial value will be equal to the “Greater of” GMDB Benefit Base amount.

◾  The charge for the “Greater of” DB terminates. Its charge will be deducted on a pro-rata basis for the period of time that the benefit was in effect from the last Contract Date Anniversary to the Owner’s date of death.

◾  All withdrawals, including RMDs reduce the GMDB pro-rata as of the Transaction Date of the claim.

◾  [If the GMIB continues, Contributions (for jointly owned Contracts only) and transfers to the PBA will be available through age [80].]

◾ GMIB and HAV GMDB	HAV terminates (GMIB continues, if eligible)

◾  The HAV GMDB Benefit Base no longer increases regardless of whether the AAV is higher.

◾  The HAV GMDB Benefit Base amount is recharacterized as an ROP GMDB and becomes effective on the Contract. The initial value will be equal to the HAV GMDB Benefit Base amount.

•  The charge for the HAV GMDB terminates. Its charge will be deducted on a pro-rata basis for the period of time that the benefit was in effect from the last Contract Date Anniversary to the Owner’s date of death.

◾  All withdrawals, including RMDs reduce the GMDB pro-rata as of the Transaction Date of the claim.

◾ Standalone HAV	HAV terminates

◾  The HAV GMDB Benefit Base no longer increases regardless of whether the AAV is higher.

◾  The HAV GMDB Benefit Base amount is recharacterized as an ROP GMDB and becomes effective on the Contract. The initial value will be equal to the HAV GMDB Benefit Base amount.

◾  The charge for the HAV terminates. Its charge will be deducted on a pro-rata basis for the period of time that the benefit was in effect from the last Contract Date Anniversary to the Owner’s date of death.

◾  All withdrawals, including RMDs reduce the GMDB pro-rata as of the Transaction Date of the claim.

◾ [[RMD Wealth Guard] GMDB	[RMD Wealth Guard] GMDB terminates

•  The [RMD Wealth Guard] GMDB Benefit Base no longer increases regardless of whether the AAV is higher.

•  The [RMD Wealth Guard] GMDB Benefit Base amount is recharacterized as an ROP GMDB and becomes effective on the Contract. The initial value will be equal to the [RMD Wealth Guard] GMDB Benefit Base amount.

•  The charge for the [RMD Wealth Guard] terminates. Its charge will be deducted on a pro-rata basis for the period of time that the benefit was in effect from the last Contract Date Anniversary to the Owner’s date of death.

•         All withdrawals, including RMDs reduce the GMDB pro-rata as of the Transaction Date of the claim.    ]

ICC20CCOBR-RC-Z	18

EQUITABLE FINANCIAL LIFE INSURANCE COMPANY OF AMERICA

[

Mark Pearson,	Dave S. Hattem,
Chief Executive Officer	Senior Executive Director and Secretary]

ICC20CCOBR-RC-Z	19